LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

COLLECTION PERIOD:        DECEMBER 1-31, 2003                         PAYMENT DATE:    JAN 15 2004
DETERMINATION DATE:       JAN 09 2004                                 REPORT BRANCH:   2021

------------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                  TOTAL        CLASS A-1       CLASS A-2     CLASS A-3       CLASS A-4        CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Class Percentages                100.00%         14.20%         30.00%          23.20%         29.60%          97.00%         3.00%
Original Pool Balance     250,000,000.00  35,500,000.00  75,000,000.00   58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00
Note Balance Total        250,000,000.00  35,500,000.00  75,000,000.00   58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00
Number of Contracts               14,337
Class Pass Through Rates                         1.840%         2.470%          3.175%         3.983%                        8.500%
Senior Strip                    0.25000%
Servicing Fee Rate              2.20000%
Indenture Trustee Fee           0.00350%
Custodian Fee                   0.02100%
Backup Servicer Fee             0.02150%
Insurance Premium Fee           0.35000%

Initial Weighted Average
     APR                       14.78400%
Initial Weighted Average
     Monthly Dealer
     Participation Fee Rate     0.00000%
Initial Weighted Average
     Adjusted APR (net of
     Monthly Dealer
     Participation) of
     Remaining Portfolio       14.78400%
Initial Weighted Average
     Remaining Term                64.00
Initial Weighted Average
     Original Term                 67.00

------------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
     BALANCES                   TOTAL        CLASS A-1      CLASS A-2      CLASS A-3       CLASS A-4        CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
BOP:
Total Pool Balance          152,668,242.86         0.00   16,088,195.56   58,000,000.00  74,000,000.00  148,088,195.56  4,580,047.30
Total Note Balance          148,088,195.56         0.00   16,088,195.56   58,000,000.00  74,000,000.00  148,088,195.56          0.00

EOP:
Class Percentages                  100.00%                                                                      97.00%         3.00%
Number of Current Month
     Closed Contracts                  280
Number of Reopened Loans                 0
Number of Contracts - EOP           10,292
Total Pool Balance  -  EOP  146,344,416.48         0.00    9,954,083.97   58,000,000.00  74,000,000.00  141,954,083.97  4,390,332.51
Total Note Balance - EOP    141,954,083.97         0.00    9,954,083.97   58,000,000.00  74,000,000.00  141,954,083.97          0.00

Class Collateral Pool Factors   0.56781634   0.00000000      0.13272112      1.00000000     1.00000000                    0.00000000

Weighted Average APR of
     Remaining Portfolio         14.77877%
Weighted Average Monthly
     Dealer Participation
     Fee Rate                     0.00000%
Weighted Average Adjusted
     APR (net of Monthly
     Dealer Participation)
     of Remaining Portfolio      14.77877%
Weighted Average
     Remaining Term                  48.69
Weighted Average
     Original Term                   66.88

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                            CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:
     Principal                                               2,182,953.60
     Interest                                                1,836,140.59
Early Payoffs:
     Principal Collected                                     2,427,331.03
     Early Payoff Excess Servicing Compensation                    264.50
     Early Payoff Principal Net of Rule of 78s Adj.          2,427,066.53                    163
     Interest                                                   30,533.31
Liquidated Receivable:
     Principal Collected                                        89,430.94
     Liquidated Receivable Excess Servicing Compensation             0.00
     Liquidated Receivable Principal Net of Rule of 78s Adj.    89,430.94                    117
     Interest                                                      540.83
Cram Down Loss:
     Principal                                                       0.00
Purchase Amount:
     Principal                                                       0.00                      0
     Interest                                                        0.00
                                Total Principal              4,699,451.07
                                 Total Interest              1,867,214.73
                          Total Principal and Interest       6,566,665.80
Recoveries                                                     488,494.31
Excess Servicing Compensation                                      264.50
Late Fees & Miscellaneous Fees                                  34,110.21
Collection Account Customer Cash                             7,089,534.82
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                             3,751.52
Servicer Simple Interest Shortfall or (Excess)                 (72,118.74)
Simple Interest Excess to Spread Account                             0.00
Available Funds                                              7,021,167.60

------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION                                                                       DISTRIBUTION              SHORTFALL / DRAW
                                                                                      AMOUNT                 DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    7,021,167.60
Monthly Dealer Participation Fee                                     0.00           7,021,167.60                       0.00
Prior Unpaid Dealer Participation Fee                                0.00           7,021,167.60
Servicing Fees:
     Current Month Servicing Fee                               279,891.78
     Prior Period Unpaid Servicing Fee                               0.00
     Late Fees & Miscellaneous Fees                             34,110.21
     Excess Servicing Compensation                                 264.50
        Total Servicing Fees:                                  314,266.49           6,706,901.11                       0.00
Senior Strip:                                                   31,805.88           6,675,095.23                       0.00
Indenture Trustee Fee                                              431.92           6,674,663.31                       0.00
Custodian Fee                                                    2,671.69           6,671,991.62                       0.00
Backup Servicer Fee                                              2,735.31           6,669,256.31                       0.00
Prior Unpaid Indenture Trustee Fee                                   0.00           6,669,256.31                       0.00
Prior Unpaid Custodian Fee                                           0.00           6,669,256.31                       0.00
Prior Unpaid Backup Servicing Fee                                    0.00           6,669,256.31                       0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION CONTINUED                                                             DISTRIBUTION              SHORTFALL / DRAW
                                                                                      AMOUNT                 DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:  Current Month                              0.00           6,669,256.31                       0.00
                          Prior Carryover Shortfall                  0.00           6,669,256.31
Class A-2 Note Interest:  Current Month                         33,114.87           6,636,141.44                       0.00
                          Prior Carryover Shortfall                  0.00           6,636,141.44
Class A-3 Note Interest:  Current Month                        153,458.33           6,482,683.11                       0.00
                          Prior Carryover Shortfall                  0.00           6,482,683.11
Class A-4 Note Interest:  Current Month                        245,618.33           6,237,064.78                       0.00
                          Prior Carryover Shortfall                  0.00           6,237,064.78
Class A-1 Note Principal: Current Month                              0.00           6,237,064.78                       0.00
                          Prior Carryover Shortfall                  0.00           6,237,064.78
Class A-2 Note Principal: Current Month                      6,134,111.59             102,953.19                       0.00
                          Prior Carryover Shortfall                  0.00             102,953.19
Class A-3 Note Principal: Current Month                              0.00             102,953.19                       0.00
                          Prior Carryover Shortfall                  0.00             102,953.19
Class A-4 Note Principal: Current Month                              0.00             102,953.19                       0.00
                          Prior Carryover Shortfall                  0.00             102,953.19
Certificate Insurer:      Premium                               41,403.27              61,549.92                       0.00
                          Reimbursement Obligations                  0.00              61,549.92

Expenses:                 Trust Collateral Agent                     0.00              61,549.92                       0.00

                          Indenture Trustee                          0.00              61,549.92                       0.00
                          Custodian                                  0.00              61,549.92                       0.00
                          Backup Servicer                            0.00              61,549.92                       0.00
Senior Strip Allocation                                              0.00              61,549.92
Class B Note Interest:    Current Month                              0.00              61,549.92                       0.00
                          Prior Carryover Shortfall                  0.00              61,549.92
Distribution to the Class B Reserve Account                          0.00              61,549.92
Distribution (from) the Class B Reserve Account                      0.00              61,549.92
Distribution to (from) the Spread Account                       61,549.92                   0.00

------------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
------------------------------------------------------------------------------------------------------------------------------------
Liquidated Receivables:
     BOP Liquidated Receivable Principal Balance             1,713,806.25
     Liquidation Principal Proceeds                             89,430.94
     Principal Loss                                          1,624,375.31
     Prior Month Cumulative Principal Loss LTD              17,616,698.79
     Cumulative Principal Loss LTD                          19,241,074.10
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
                                                             % OF TOTAL POOL
DELINQUENCY STATUS:       # OF CONTRACTS        AMOUNT            BALANCE
Current                           6,633     93,123,017.03          63.63%
1-29 Days                         3,286     47,914,140.40          32.74%
30-59 Days                          198      2,723,545.49           1.86%
60-89 Days                          100      1,446,780.03           0.99%
90-119 Days                          49        693,519.87           0.47%
120 Days or More                     26        443,413.66           0.30%
Total                            10,292    146,344,416.48         100.00%

TRIGGER ANALYSIS:
(SEE PAGE 5 OF 5 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                                    Trigger        Trigger      Event of Default      Event of
                                Current Month      Threshold        Event          Threshold          Default
Average Delinquency Ratio         2.88972%           8.00%           NO              10.00%              NO
Cumulative Default Rate             8.35%           13.28%           NO              15.70%              NO
Cumulative Loss Rate                4.65%            6.64%           NO              7.85%               NO

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:

                           CERTIFICATE INVENTORY                                                   RECOVERY INVENTORY
                              # OF CONTRACTS          AMOUNT *                                       # OF CONTRACTS        AMOUNT *

    Prior Month Inventory            65              960,039.99            Prior Month Inventory            33            495,800.56
      Current Month Repos            53              816,045.13              Current Month Repos            82          1,256,448.37
Repos Actually Liquidated            61              908,519.17     Repos from Trust Liquidation             1             20,863.96
         Repos Liquidated                                              Repos Actually Liquidated            85          1,232,754.90
           at 60+ or 150+             1               20,863.96
            Dealer Payoff             0                    0.00                    Dealer Payoff             0                  0.00
         Redeemed / Cured             1                8,709.27                 Redeemed / Cured             0                  0.00
          Purchased Repos             0                    0.00                  Purchased Repos             0                  0.00
  Current Month Inventory            55              837,992.72          Current Month Inventory            31            540,357.99

* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE STATISTICS:
                                # OF CONTRACTS        AMOUNT
Current Month Balance                  117        1,713,806.25
Cumulative Balance                   1,344       20,950,763.59
Current Month Proceeds                               89,971.77
Cumulative Proceeds                               1,701,187.99
Current Month Recoveries                            488,494.31
Cumulative Recoveries                             7,622,823.56


                                               RECEIVABLES LIQUIDATED AT 150 OR
                                               MORE DAYS DELINQUENT, 60 OR MORE DAYS
                                               PAST THE DATE AVAILABLE FOR SALE AND           CUMULATIVE RECEIVABLES LIQUIDATED
                                               BY ELECTION:                                   AT 150+ AND 60+:

                                                     Balance         Units                         Balance          Units
Prior Month                                          67,179.69             5                      257,291.45              15
Current Trust Liquidation Balance                    77,490.17             4                       77,490.17               4
Current Monthly Principal Payments                     (717.41)
Reopened Loan Due to NSF                                  0.00             2
Current Repurchases                                       0.00             0
Current Recovery Sale Proceeds                            0.00            (4)
Deficiency Balance of Sold Vehicles                 (37,745.88)
EOP                                                 106,206.57             7                      334,781.62              19


SPREAD ACCOUNT RECONCILIATION
                                                              REQUISITE AMOUNT: 11,707,553.32
Total Deposit                                     3,750,000.00
BOP Balance                                      12,213,459.43
Remaining Distribution Amount                        61,549.92
Simple Interest Excess to Spread Account                     -
Investment Income                                     9,178.35
Current Month Draw                                           -
EOP Balance Prior to Distribution                12,284,187.70

Current Spread Account Release Amount               576,634.38

EOP Balance                                      11,707,553.32

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
CLASS B RESERVE ACCOUNT RECONCILIATION
                                                                 SPECIFIED CLASS
                                                                       B RESERVE
                                                                        BALANCE:         0.00
Total Deposit                                    2,812,500.00
BOP Balance                                              0.00
Excess Due Class B Reserve
     From Spread Account                           576,634.38
Senior Strip                                             0.00
Investment Income                                        0.26
Current Month Draw                                       0.00
EOP Balance Prior to Distribution                  576,634.64

Class B Reserve Account Release Amount             576,634.64

EOP Balance                                              0.00

     Class B Principal Payment Amount                    0.00

     Distribution to Certificateholder             576,634.64

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

--------------------------------------------------------------- --------------------------------------------------------------------
CUMULATIVE LOSS:                                                CUMULATIVE GROSS DEFAULT:
--------------------------------------------------------------- --------------------------------------------------------------------
      UP TO MONTH      TRIGGER EVENT     EVENT OF DEFAULT             UP TO MONTH      TRIGGER EVENT      EVENT OF DEFAULT
           3               1.53%              1.95%                        3               3.06%               3.90%
           6               2.76%              3.50%                        6               5.53%               7.00%
           9               3.96%              4.87%                        9               7.91%               9.74%
           12              5.22%              5.97%                       12               10.45%             11.94%
           15              6.12%              7.04%                       15               12.24%             14.08%
           18              6.64%              7.85%                       18               13.28%             15.70%
           21              7.17%              8.55%                       21               14.33%             17.10%
           24              7.65%              9.14%                       24               15.30%             18.27%
           27              8.10%              9.58%                       27               16.19%             19.17%
           30              8.47%              9.98%                       30               16.94%             19.97%
           33              8.77%             10.32%                       33               17.54%             20.64%
           36              9.03%             10.69%                       36               18.05%             21.37%
           39              9.22%             10.87%                       39               18.44%             21.74%
           42              9.36%             11.06%                       42               18.73%             22.12%
           45              9.47%             11.17%                       45               18.95%             22.34%
           48              9.59%             11.28%                       48               19.18%             22.56%
           51              9.63%             11.32%                       51               19.26%             22.63%
           54              9.66%             11.39%                       54               19.33%             22.78%
           57              9.70%             11.42%                       57               19.40%             22.85%
           60              9.70%             11.42%                       60               19.40%             22.85%
           63              9.70%             11.42%                       63               19.40%             22.85%
           66              9.70%             11.42%                       66               19.40%             22.85%
           69              9.70%             11.42%                       69               19.40%             22.85%
           72              9.70%             11.42%                       72               19.40%             22.85%

--------------------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:               TRIGGER EVENT     EVENT OF DEFAULT
--------------------------------------------------------------------------------
As of any Determination Date                 8.00%              10.00%
--------------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A
Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of December 31, 2003 and were performed in conformity with the Sale and Servicing Agreement dated August 1, 2002.






-----------------------------




/s/ Maureen E. Morley
-----------------------------
Maureen E. Morley
Vice President and Controller